                                 BONDED MOTORS, INC.

                               UNDERWRITING AGREEMENT


                                                                __________, 1998

VAN KASPER & COMPANY
COMMONWEALTH ASSOCIATES
  As Representatives of the
  Several Underwriters
c/o Van Kasper & Company
    600 California Street, Suite 1700
    San Francisco, California 94111

Ladies and Gentlemen:

      Bonded Motors, Inc., a California corporation (the "Company") and the persons named in Schedule I hereto (the "Selling Shareholders"), propose to issue and sell to the several Underwriters named in Schedule II hereto (the "Underwriters") an aggregate of 2,500,000 shares (the "Firm Shares") of the Company's Common Stock, no par value (the "Common Stock"). The Company also proposes to grant to the Underwriters an option to purchase up to 300,000 additional shares of Common Stock (the "Option Shares") for the sole purpose of covering over-allotments, if any, in connection with the sale of the Firm Shares. The Firm Shares and any Option Shares purchased pursuant to this Agreement are referred to below as the "Shares." Van Kasper & Company and Commonwealth Associates are acting as representatives of the several Underwriters and in that capacity are referred to in this Agreement as the "Representatives."

      The Company and the Selling Shareholders hereby confirms their agreement with the several Underwriters as follows:

      1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to and agrees with each Underwriter as follows:

      (a) The Company meets the requirements for use of Form SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), and a registration statement (Registration No. 333-______) on Form SB-2 relating to the Shares, including such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under and in conformity with the provisions of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, either
(A) if the Company relies on Rule 434 under the Securities Act, a Term Sheet (defined below) relating to the Shares, that identifies the Preliminary Prospectus (defined below) that it supplements and contains such information as is required or permitted by Rules 434, 430A and 424(b) of the Rules and Regulations or (B) if the

Company does not rely on Rule 434 under the Securities Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment has been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the Rules and Regulations or permitted by Rule 424(b) of the Rules and Regulations, and in the case of either (i)(A) or (i)(B) of this sentence, as has been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto, any information omitted therefrom pursuant to Rule 430A of the Rules and Regulations and included in the Prospectus (defined below) and further including all filings or other documents incorporated therein; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective and further including all filings or documents incorporated therein); and the term "Prospectus" means the following, including any filings or documents incorporated therein:

     (A) if the Company relies on Rule 434 under the Securities Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Securities Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

     (B) if the Company does not rely on Rule 434 under the Securities Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act; or

     (C) if the Company does not rely on Rule 434 under the Securities Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act, the prospectus included in the Registration Statement;

provided that if any revised prospectus that is provided to the Underwriters by the Company for use in connection with the offering of the Shares differs from the prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective, whether or not the revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations, the term "Prospectus" will mean such revised prospectus (including all filings and documents incorporated therein) from and after the time it is first provided to the Underwriters for such use. The term "Term Sheet" as used in this Agreement means any term sheet that satisfies the requirements of Rule 434 under the Securities Act. Any reference in this Agreement to the "date" of a Prospectus that includes a Term Sheet means the date of such Term Sheet.

      (b) No order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no stop order suspending the sale of the Shares in any jurisdiction has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated, and any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus or otherwise) has been complied with.

      (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full power (corporate and other) and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as is currently being conducted by it and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company). The Company is in possession of and operating in compliance in all material respects with all authorizations, licenses, certificates, consents, orders and permits from federal, state, local and other governmental or regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect. The Company does not have any "subsidiaries" (defined below) or own any equity securities of any other Entity (defined below). As used in this Agreement, the word "subsidiary" means any corporation, partnership, limited liability company or other entity (each an "Entity") of which the Company directly or indirectly owns 50% or more of the equity or that the Company directly or indirectly controls.

      (d)  When any Preliminary Prospectus was filed with the Commission it
(i) contained all statements required to be contained therein and complied in all material respects with the requirements of the Securities Act, the Rules and Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations") and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective (the "Effective Date"), it (i) contained or will contain all statements required to be contained therein and complied or will comply in all material respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date (defined below) and any other date on which Option Shares are to be purchased, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be contained therein and complied or will comply in all material respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (d) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

      (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any material loss or interference with the business of the Company from fire, explosion, flood, earthquake, riot or other civil disturbance or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, or any changes in the capital stock or long-term debt of the Company, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or any material change, or a development known to the Company that might cause or result in a material change, in or affecting the business, properties, condition (financial or otherwise), results of operations or prospects of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as may be set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and since such dates, except in the ordinary course of business, the Company has not entered into any material transaction not described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

      (g) There is no agreement, contract, license, lease or other document required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), if any, are in full force and effect on the date hereof, and neither the Company nor, to the best knowledge of the Company, any other party, is in material breach of or default under any such contract.

      (h) The authorized and outstanding capital stock of the Company is set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the description of the Common Stock therein conforms with and accurately describes the rights set forth in the instruments defining the Common Stock. The Shares to be issued and sold by the Company are duly authorized and will, when issued and delivered in accordance with the terms of this Agreement and against payment therefor, be validly issued, fully paid and non-assessable, and the issuance of the Shares by the Company is not subject to any preemptive or similar rights.

      (i) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. Other than this Agreement, the "Warrant Agreement" (as defined in Section 1(cc) below) and the options and warrants to purchase Common Stock described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the Company's capital stock. There are no preemptive rights applicable to any shares of capital stock of the Company. There are no restrictions upon the voting or transfer of any of the Firm Shares or Option Shares pursuant to the Company's Certificate of Incorporation, bylaws or other governing documents or any agreement to which the Company is a party or by which it may be bound. Except as is provided in the Warrant Agreement and for the Shares, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived, for or relating to the registration of any securities (other than the Shares) of or issued by the Company.

      (j) The Company has full right, power and authority to enter into and perform its obligations under this Agreement and the Warrant Agreement and to issue, sell and deliver the Shares to be delivered by it. This Agreement and the Warrant Agreement have each been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company, and each is enforceable against the Company in accordance with its terms except insofar as enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable considerations and except insofar as the indemnification and contribution provisions of Section 9 hereof and Section 3(f) of the Warrant Agreement may be affected by public policy concerns.

      (k) The Company is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, nor will the execution or delivery of this Agreement or the Warrant Agreement or the consummation of the transactions contemplated by this Agreement or the Warrant Agreement result in a violation of or constitute a breach of or a default (including without limitation with the giving of notice, the passage of time or otherwise) under the Articles of Incorporation, bylaws or other governing documents of the Company or any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or other agreement or instrument to which the Company is a party or by which any of its properties may be bound or affected. The Company has not incurred any liability, direct or indirect, for any finders' or similar fees payable on behalf of the Company or the Underwriters in connection with the transactions contemplated by this Agreement. The performance by the Company of its obligations under this Agreement and the Warrant

Agreement will not violate any law, ordinance, rule or regulation (provided that no representation or warranty is made hereby with respect to the effect, if any, of public policy concerns on the indemnification and contribution provisions of Section 9 hereof and Section 3(f) of the Warrant Agreement), or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property of the Company. Except for permits and similar authorizations required under the Securities Act, the Exchange Act or under state securities or Blue Sky laws and for such permits and authorizations that have been obtained, no consent, approval, authorization or order of any court, governmental agency or body, financial institution or any other person is required in connection with the consummation of the transactions contemplated by this Agreement or the Warrant Agreement.

      (l) The Company owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company, free and clear, except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), of all liens, encumbrances, claims and rights of third parties of any type or description that might materially interfere with the business, properties, condition (financial or otherwise), results of operations or prospects of the Company.

      (m) The Company owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames and copyrights which are necessary for the conduct of its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company.

      (n) There is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject which is pending or, to the best knowledge of the Company, is threatened or contemplated against the Company that might have a material effect on, or might result in any material adverse change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company, that might prevent consummation of the transactions contemplated by this Agreement or the Warrant Agreement or that is required to be disclosed in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and are not so disclosed.

      (o) The Company is not in violation of any law, order, ordinance, rule or regulation, or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court, to which it or its properties (whether owned or leased) may be subject, which violation might have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company.

      (p) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, the Exchange Act Rules and Regulations or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. No bid or purchase by the Company and, to the best knowledge of the Company, no bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Regulation M under the Exchange Act) for or of the Common Stock, any securities of the same class or series as the Common Stock or any securities convertible into or exchangeable for or that represent any right to acquire the Common Stock is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares.

      (q) KPMG Peat Marwick LLP, whose report appears in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) is, and during the periods covered by its report in the Registration Statement was, independent accountants as required by the Securities Act and the Rules and Regulations. The financial statements and schedules included in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the financial condition, results of operations, cash flow and changes in shareholders' equity of the Company at the dates and for the periods indicated, and the financial statements and schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented, except as may be stated therein. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

      (r) Any PRO FORMA financial or other information and related notes included in the Registration Statement, each Preliminary Prospectus and the Prospectus comply (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will comply) in all material respects with the requirements of the Securities Act and the Rules and Regulations and present fairly the PRO FORMA information shown, as of the dates and for the periods covered by such PRO FORMA information. Such PRO FORMA information, including any related notes and schedules, has been prepared on a basis consistent with the historical financial statements and other historical information, as applicable, included in the Registration Statement, the Preliminary Prospectus and the Prospectus (if filed with the Commission), except for the PRO FORMA adjustments specified therein, and give effect to assumptions made on a reasonable basis to give effect to historical and, if applicable, proposed transactions described in the Registration Statement, each Preliminary Prospectus and the Prospectus (if filed with the Commission).

      (s) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company. The systems of internal accounting controls maintained by the Company are sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (x) to permit preparation of financial statements in conformity with generally accepted accounting principles and
(y) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (t) The Company has delivered to the Representatives the written agreement of each of its officers, directors and its affiliates who own 1.0% or more of the outstanding Common Stock prior the purchase of the Shares pursuant to this Agreement (collectively, "Material Holders"), to the effect that, except for sales to the several Underwriters pursuant to this Agreement by the Selling Shareholders, each of the Material Holders will not, for a period of 120 days following the date of this Agreement, without the prior written consent of the Van Kasper & Company, offer, sell or contract to sell, grant any option to purchase or otherwise dispose of, or announce the offer of, any Common Stock or options or convertible securities exercisable or exchangeable for, or convertible into, Common Stock.

      (u) No labor disturbance by the employees of the Company exists, is imminent or, to the knowledge of the Company, is contemplated or threatened; and the Company is not aware of an existing, imminent or threatened labor disturbance by the employees of any principal suppliers, manufacturers, contractors or others that might be expected to result in any material change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company. No collective bargaining agreement exists with any of the Company's employees and, to the best knowledge of the Company, no such agreement is imminent.

      (v) The Company has filed all federal, state, local and foreign tax returns which are required to be filed or has requested extensions thereof and has paid all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges to the extent that those taxes have become due and payable. No tax assessment or deficiency has been made or proposed against the Company nor has the Company received any notice of any proposed tax assessment or deficiency.

      (w) Except as set forth in the Prospectus (or, if the Prospectus not in existence, the most recent Preliminary Prospectus), there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of any of (i) its "affiliates," as such term is defined in the Rules and Regulations, or (ii) any of the members of the families of any of them.

      (x) The Company has not, directly or indirectly, at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law; (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or
(iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

      (y)  The Company has no liability, absolute or contingent, relating to:
(i) public health or safety; (ii) worker health or safety; (iii) product defect or warranty (except, as to product defect or warranty, as is disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus)); or (iv) pollution, damage to or protection of the environment, including, without limitation, relating to damage to natural resources, emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, further without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, use, treatment, storage, generation, disposal, transport or handling of any hazardous materials. As used herein, "hazardous material" includes chemical substances, wastes, pollutants, contaminants, hazardous or toxic substances, constituents, materials or wastes, whether solid, gaseous or liquid in nature.

      (z) The Company has not distributed and will not distribute prior to the Closing Date or on or prior to any date on which the Option Shares are to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus(es), the Prospectus, the Registration Statement and any other material which may be permitted by the Securities Act and the Rules and Regulations.

      (aa) The Common Stock is traded on and, subject to official notice of issuance, the Shares to be issued by the Company have been approved for inclusion for quotation on the Nasdaq National Market.

      (bb) The Company is not now, and intends to conduct its affairs in the future in such a manner so that it will not become, an investment company within the meaning of the Investment Company Act of 1940, as amended.

      (cc) The "Warrants" (as defined in the Warrant Agreement between the Company, Van Kasper & Company and Commonwealth Associates (the "Warrant Agreement")) to purchase 75,000 shares of the Common Stock have been duly and validly authorized by all requisite corporate action of the Company and, when issued and delivered against payment therefor as provided in Section 3(l) below, will be valid and binding obligations of the Company in accordance with their terms; the "Warrant Shares" (as defined in the Warrant Agreement) have been duly and validly authorized for issuance upon exercise of the Warrants and when so issued against payment therefor as provided in the Warrant Agreement will be validly issued, fully paid and non-assessable; and no person has any preemptive rights with respect to the Warrants or the Warrant Shares.

      2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, as to himself only, represents and warrants to and agrees with each Underwriter as follows:

      (a) Such Selling Shareholders now have, and on the Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Shareholders, free and clear of any lien, mortgage, pledge, charge, equity, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

      (b) Such Selling Shareholder now have, and on the Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire good and marketable title to such Shares free and clear of any lien, claim, mortgage, pledge, charge, equity, security interest or other encumbrance of any kind.

      (c) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholders and is the valid and binding agreement of such Selling Shareholders enforceable against such Selling Shareholder in accordance with its terms except insofar as enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable considerations and except insofar as the indemnification and contribution provisions of Section 9 hereof may be affected by public policy concerns.

      (d) Neither the execution and delivery of this Agreement by or on behalf of such Selling Shareholder nor the consummation of the transactions herein contemplated by or on behalf of such Selling Shareholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Securities Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is or may be bound or to which any of such Selling Shareholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Shareholder or to any property or assets of such Selling Shareholder.

      (e) The information under the caption "Principal and Selling Shareholders" in the Prospectus, insofar as it relates to such Selling Shareholder, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      (f) Such Selling Shareholder does not have any knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact relating to such Selling Shareholder or omits to state any material fact relating to such Selling Shareholder required to be stated therein or necessary to make the statements therein not misleading.

      (g) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus.

      3.  PURCHASE, SALE AND DELIVERY OF SHARES.

      (a) On the basis of the representations, warranties, covenants and agreements of the Company and the Selling Shareholders contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $___ per share (the "purchase price per share"), that number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (subject to adjustment as determined by the Representatives to avoid fractional shares and as provided in Section 10 of this Agreement) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Shareholders.

      (b) On the basis of the representations, warranties, covenants and agreements of the Company and the Selling Shareholders contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Selling Shareholders agree to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Shareholder, at the purchase price per share, that number of Firm Shares which bears the same proportion to the number of Firm Shares set forth opposite the name of such Selling Shareholder in Schedule I hereto as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (subject to adjustment as determined by the Representatives to avoid fractional shares and as provided in Section 10 of this Agreement) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Shareholders.

      (c) With respect to Section 3(a) and 3(b) above, if a Pricing Agreement is used and the purchase price per share has not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability or other obligation of any party to the other party, provided that the engagement letter, dated as of April 14, 1998, between the Company and Van Kasper & Company will remain in full force and effect to the extent stated in the next to the last paragraph of such letter.

      (d) On the basis of the several (and not joint) covenants and agreements of the Underwriters contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Company grants an option to the several Underwriters to purchase from the Company, severally and not jointly, all or any portion of the Option Shares at the same purchase price per share as the Underwriters are to pay for the Firm Shares. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the 45th day after the date of the Prospectus upon written, telecopied or telegraphic notice by the Representative to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option and the settlement date. The Option Shares shall be purchased severally, and not jointly, by each Underwriter, if purchased at all, in the same proportion that the number of Firm Shares set forth opposite the name of the Underwriter in Schedule II to this Agreement bears to the total number of Firm Shares to be purchased by the Underwriters under Section 2(a) above, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional shares. Delivery of certificates for the Option Shares, and payment therefor, shall be made as provided in Section 3(e) and Section 3(f) below.

      (e) Delivery of the Firm Shares and the Option Shares (if the option granted by the Company in Section 3(d) above has been exercised not later than 6:30 a.m., West Coast time, on the date two business days preceding the Closing
Date), and payment therefor, less the nonaccountable expense allowance provided for in Section 6(a)(ii) of this Agreement, shall be made at the office of Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 94111, at 6:30 a.m., West Coast time, on __________, 1998, or at such time on such other day, not later than seven full business days after such date, as shall be agreed upon in writing by the Company and the Representative, or as provided in Section 10 of this Agreement. The date and hour of delivery and payment for the Firm Shares are referred to in this Agreement as the "Closing Date." As used in this Agreement, "business day" means a day on which the Nasdaq National Market is open for trading and on which banks in New York and California are open for business and not permitted by law or executive order to be closed.

      (f) If the option granted by the Company in Section 3(d) above is exercised after 6:30 a.m., Los Angeles time, on the date two business days preceding the Closing Date, delivery of the Option Shares and payment therefor, less the applicable portion of the nonaccountable expense allowance provided for in Section 6(a)(ii) of this Agreement, shall be made at the office of Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 94111, at 6:30 a.m., West Coast time, on the date specified by the Representative (which shall be three or four, or fewer, business days after the exercise of the option, but not in excess of the period of time specified in the Rules and Regulations).

      (g) Payment of the purchase price for the Shares by the several Underwriters shall be made by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company and the Selling Shareholders. Such payment shall be made upon delivery of certificates for the Shares to you for the respective accounts of the several Underwriters. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Closing Date, in the case of Firm Shares, and at least one business day prior to the purchase of the Option Shares, in the case of the Option Shares. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of [_____________________], not less than one full business day prior to the Closing Date or, in the case of the Option Shares, by 3:00 p.m., New York time, on the first business day preceding the date of purchase.

      It is understood that the Representatives, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company and the Selling Shareholders for Shares to be purchased by any Underwriter whose check shall not have been received by the Representative on the Closing Date or any later date on which Option Shares are purchased for the account of such Underwriter. Any such payment shall not relieve such Underwriter from any of its obligations hereunder.

      (h) It is understood that the several Underwriters propose to offer the Shares for sale to the public as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth (or to be set forth) in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

      (i) The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), the legends respecting stabilization and passive market making transactions set forth on the inside front cover page and the statements set forth in the third paragraph and in the final two paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitute the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

      4. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters as follows:

      (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed (and in form and substance reasonably satisfactory to the Underwriters) pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will not file the Prospectus, any amended Prospectus, any amendment (including post-effective amendments) to the Registration Statement or any supplement to the Prospectus without (i) advising the Representatives of and, a reasonable time prior to the proposed filing of such amendment or supplement, furnishing the Representatives with copies thereof and (ii) obtaining the prior consent of the Representatives to such filing. The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and use its best efforts to cause the same to become effective as promptly as possible.

      (b) The Company will promptly advise the Representatives (i) when the Registration Statement becomes effective, (ii) when any post-effective amendment thereof becomes effective,

(iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

      (c) The Company will (i) on or before the Closing Date, deliver to you and your counsel a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless and to the extent previously furnished to each of you and your counsel) and all documents filed by the Company with the Commission under the Exchange Act and deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus, if any, and will also deliver to you, for distribution to the several Underwriters, a sufficient number of additional conformed copies of each of the foregoing (excluding exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to each of you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended Prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

      (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer any event occurs as a result of which it is necessary to supplement or amend the Prospectus in order to make the Prospectus not misleading or so that the Prospectus will not omit to state a material fact necessary to be stated therein, in each case at the time the Prospectus is delivered to a purchaser of the Shares, or if it is necessary to amend or to supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading and so that it then will otherwise comply with the Securities Act and the Rules and Regulations. If, after the public offering of the Shares by the Underwriters and during such period, the Underwriters propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation and if, in the opinion either of counsel for the Company or counsel for the Underwriters, such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus setting forth such variation. The

Company authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the Underwriters to use the Prospectus, as from time to time so amended or supplemented and for the period when a prospectus is required to be delivered, in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act and the Rules and Regulations.

      (e) The Company will cooperate with you and your counsel in the qualification or registration of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, if applicable, in connection with exemptions from such qualification or registration and, during the period in which a Prospectus is required by law to be delivered by an Underwriter or a dealer, in keeping such qualifications, registrations and exemptions in effect; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications, registrations and exemptions in effect for so long a period as you may reasonably request for the distribution of the Shares.

      (f) During a period of five years commencing with the date of this Agreement, the Company will promptly furnish to you and to each Underwriter who may so request in writing copies of (i) all periodic and special reports furnished by it to its shareholders, (ii) all information, documents and reports filed by it with the Commission, the Nasdaq National Market, any securities exchange or the National Association of Securities Dealers, Inc., (iii) all press releases and material news items or articles in respect of the Company, its products or affairs released or prepared by the Company (other than promotional and marketing materials disseminated solely to customers and potential customers of the Company in the ordinary course of business) and
(iv) any additional information concerning the Company or its business which the Representatives or either of them reasonably request.

      (g) As soon as practicable, but not later than the 45th day following the end of the fiscal quarter first ending after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and furnish to the Representative an earnings statement or statements in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

      (h) The Company agrees that, without the prior written consent of Van Kasper & Company, the Company will not, directly or indirectly, sell, offer, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock, or any securities convertible into, exchangeable for or exercisable for Common Stock, or any rights to purchase or acquire Common Stock, for a period of 120 days following the date of this Agreement, excluding only
(i) the sale of the Shares to be sold to the Underwriters pursuant to this Agreement and (ii) the grant of options to purchase Common Stock, exercisable after that 120-day period, or the issuance of shares of Common Stock upon the exercise of options granted under the Company's presently authorized employee plans that are described in the Prospectus or, if applicable, in documents incorporated therein, in accordance with the provisions of such plans as so authorized.

      (i) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

      (j) The Company will, and at all times for a period of at least five years after the date of this Agreement, unless such securities are then listed on a national securities exchange, cause the Common Stock (including the Shares) to be included for quotation on the Nasdaq National Market, and the Company will comply with all registration, filing, reporting and other requirements of the Exchange Act and the Nasdaq National Market which may from time to time be applicable to the Company.

      (k) The Company will use its best efforts to maintain insurance of the types and in the amounts which it deems adequate for its business consistent with insurance coverage maintained by companies of similar size and engaged in similar businesses including, but not limited to, general liability insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

      (l) In accordance with the Warrant Agreement, which the Company has executed and delivered, the Company agrees, upon its receipt of the purchase price therefor (as specified in the Warrant Agreement), to deliver to you (individually and not as the Representatives of the Underwriters) on the Closing Date and simultaneously with completion of the purchase and sale of the Firm Shares, in such amounts as you supplementally advise the Company in writing, Warrants (in the form attached as Exhibit A to the Warrant Agreement) representing the right to purchase 75,000 shares of Common Stock at a price equal to 120% of the offering price per share to the public as set forth or to be set forth on the Cover Page of the Prospectus or in the Term Sheet.

     5. FURTHER AGREEMENTS OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders covenants and agrees with the several Underwriters as follows:

      (a) Such Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

      (b) Such Selling Shareholder will pay all Federal, state, foreign and other taxes, if any on the transfer or sale of the Shares being sold by the Selling Shareholder to the Underwriters.

      (c) Such Selling Shareholder will do or perform all things required to be done or performed by the Selling Shareholder prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

      (d) Such Selling Shareholder has executed or will execute an agreement referred to in Section 1(f) and will not, in each case directly or indirectly, sell, offer, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock, or any securities convertible into, exchangeable for or exercisable for Common
Stock, or any rights to purchase or acquire Common Stock, for a period of 120 days following the date of this Agreement.

      (e) Such Selling Shareholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

      (f) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 7(f) hereof, of any change in information relating to such Selling Shareholder or any new information relating to such Selling Shareholder which is stated in the Prospectus or any amendment or supplement thereto which comes to the attention of such Selling Shareholder that suggests that any statement made in the Registration Statement or the Prospectus relating to such Selling Shareholder (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein relating to such Selling Shareholder not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented, if amended or supplemented) in order to comply with the Securities Act or any other law.

      6.  FEES AND EXPENSES.

      (a)  The Company agrees with each Underwriter that:

         (i) The Company will pay and bear all costs and expenses in connection with: the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus, any drafts of each of them and any amendments or supplements to any of them; the duplication or, if applicable, printing (including all drafts thereof) of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, the Warrant Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey or Memorandum, the Underwriters' Questionnaire and the Power of Attorney and the duplication and printing (including of drafts thereof) of any other underwriting documents and material (including but not limited to marketing memoranda and other marketing material) in connection with the offering, purchase, sale and delivery of the Shares; the issuance and delivery of the Shares under this Agreement to the several Underwriters, including all expenses, taxes, duties, fees and commissions on the purchase and sale of the Shares and Nasdaq National Market brokerage and transaction levies with respect to the purchase and, if applicable, the sale of the Shares (x) incident to the sale and delivery of the shares by the Company and the Selling Shareholders to the several Underwriters and (y) incident to the sale and delivery of the Shares by the Underwriters to the initial purchasers thereof; the cost of printing all stock certificates; the Transfer Agents' and Registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent public accountants; the cost of furnishing to the several Underwriters copies of the

Registration Statement (including appropriate exhibits), Preliminary Prospectus(es) and the Prospectus, the agreements and other documents and instruments referred to above and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying or registering the Shares (or obtaining exemptions from qualification or registration) under the laws of such jurisdictions as you may designate (including filing fees in connection with such NASD filings and filing fees and fees and disbursements and costs/charges of Underwriters' counsel in connection with such state securities or Blue Sky qualifications, registrations and exemptions); all fees and expenses in connection with qualification of the Shares for inclusion for quotation on the Nasdaq National Market; advertising and roadshow expenses; and all other expenses incurred by the Company in connection with the performance of its obligations hereunder.

         (ii) In addition to its obligations under Section 6(a)(i) above, the Company agrees to pay the Representative a non-accountable expense allowance equal to 0.75% of the public offering price of the Shares. Such allowance shall be paid to the Representatives as provided in Sections 3(e) and 3(t) of this Agreement.

         (iii) In addition to its obligations under Section 9(a) of this Agreement, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 9(a) of this Agreement, it will reimburse or advance to or for the benefit of the Underwriters, and each of them, on a monthly basis (or more often, if requested) for all legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse or advance for the benefit of the Underwriters for such expenses or the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Underwriters receiving the same must promptly return such amounts to the Company together with interest, compounded daily, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, NT&SA, San Francisco, California (the "Prime Rate"), but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to or for the Underwriters within 30 days of a request for reimbursement or for an advance will bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

         (b) In addition to their obligations under Section 9(b) of this Agreement, the Selling Shareholders severally and in proportion to their obligation to sell Firm Shares as set forth on Schedule I hereto, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 9(b) of this Agreement, they will reimburse or advance to or for the benefit of the Underwriters, and each of them, on a monthly basis (or more often, if requested) for all legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety or enforceability of the Selling Shareholders' obligation to reimburse or advance for the benefit of the Underwriters for such expenses and the possibility that such payments or advances might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Underwriters receiving the same must promptly return such amounts to the Underwriters together with interest, compounded daily, at the Prime Rate, but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to or for the Underwriters within 30 days of a request for reimbursement or for an advance will bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

      (c) In addition to their obligations under Section 9(c) of this Agreement, the Underwriters severally and in proportion to their obligation to purchase Firm Shares as set forth on Schedule I hereto, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 9(c) of this Agreement, they will reimburse or advance to or for the benefit of the Company or any Selling Shareholder on a monthly basis (or more often, if requested) for all legal and other expenses incurred by the Company or any Selling Shareholder in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety or enforceability of the Underwriters' obligation to reimburse or advance for the benefit of the Company or any Selling Shareholder for such expenses and the possibility that such payments or advances might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Company and the Selling Shareholders, as the case may be, must promptly return such amounts to the Underwriters together with interest, compounded daily, at the Prime Rate, but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to the Company or the Selling Shareholders within 30 days of a request for reimbursement or for an advance will bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

      (d) Any controversy arising out of the operation of the interim reimbursement and advance arrangements set forth in Sections 6(a)(iii), 6(b) and 6(c) above, including the amounts of any requested reimbursement payments or advance, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make a designation of an arbitration tribunal in the demand or notice, then the party responding to the demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation and obligations of the parties under the interim reimbursement and advance provisions contained in Sections

6(a)(iii), 6(b) and 6(c) above and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for or contribute to expenses that is created by the provisions of Section 9 of this Agreement.

      (e) If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 of this Agreement is not satisfied, or because of any termination pursuant to Section 11(b) of this Agreement, or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any covenant or agreement set forth in this Agreement or to comply with any provision of this Agreement other than by reason of a default by any of the Underwriters, the Company agrees to reimburse the several Underwriters upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that have been incurred by any or all of them in connection with investigating, preparing to market or marketing the Shares or otherwise in connection with this Agreement.

      7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares is subject, in the sole discretion of the Representatives, to the accuracy as of the date of execution of this Agreement, the Closing Date and the date on which the Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and of the Selling Shareholders set forth in this Agreement, to the accuracy of the statements of the Selling Shareholders and of Company and its officers made in any certificate delivered pursuant to this Agreement, to the performance by the Company and by the Selling Shareholders of all of their respective obligations to be performed under this Agreement at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, to the satisfaction of all conditions to be satisfied or performed by the Company and by the Selling Shareholders at or prior to the applicable date and to the following additional conditions:

      (a) The Registration Statement must have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Securities Act, such post-effective amendment shall become effective and the Company shall have provided evidence satisfactory to the Representatives of such filing and effectiveness) not later than 5:00 p.m., New York time, on the date of this Agreement or at such later date and time as you may approve in writing and, at the Closing Date or, with respect to the Option Shares, the date on which such Option Shares are to be purchased; no stop order suspending the effectiveness of the Registration Statement or any qualification, registration or exemption from qualification or registration for the sale of the Shares in any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives and their counsel.

      (b) You must have received from Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, an opinion, dated the Closing Date, with respect to the issuance and sale of the Shares and such other related matters as the Representatives may reasonably require, and the

Company and the Selling Shareholders shall have furnished such counsel with all documents which they may request for the purpose of enabling them to pass upon such matters.

      (c) You must have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the opinion of Petillon & Hansen, counsel for the Company, addressed to the Underwriters and dated the Closing Date or such later date, with reproduced copies or signed counterparts thereof for each of the Underwriters, covering the matters set forth in Annex A to this Agreement and in form and substance satisfactory to you.

      (d) You must have received on the Closing Date the opinion of Petillon & Hansen, counsel for the Selling Shareholders, addressed to the Underwriters and dated the Closing Date or such later date, with reproduced copies or signed counterparts thereof for each of the Underwriters, covering the matters set forth in Annex B to this Agreement and in form and substance satisfactory to you.

      (e) You must be satisfied that there has not been any material change in the market for securities in general or in political, financial or economic conditions as to render it impracticable in your sole judgment to make a public offering of the Shares, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

      (f) You shall have received on the Closing Date and on any later date on which Option Shares are purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the Chief Executive Officer and the Chief Financial Officer of the Company stating that:

           (i) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as if expressly made at and as of the Closing Date or such later date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or such later date;

           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or are threatened under the Securities Act; and

           (iii) (A) the respective signers of the certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus and any supplements or amendments to any of them and, as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) since the Effective Date, no event has occurred that should have been set forth in an amendment to the Registration Statement or a supplement or amendment to the Prospectus that has not been set forth in such an amendment or supplement, (C) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material change or any development involving a prospective material change in or affecting the business, properties, condition (financial or otherwise), results of operations or prospects of the Company, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, the Company has not entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (D) there are not any pending or known threatened legal proceedings to which the Company is a party or of which property of the Company is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus and (E) there are not any license agreements, contracts, leases or other documents that are required to be filed as exhibits to the Registration Statement that have not been filed as required.

      (g) You must have received on the Closing Date and on any later date on which Option Shares are purchased a certificate from each Selling Shareholder, dated the Closing Date and signed by or on behalf such Selling Shareholder, stating that the representations and warranties of the Selling Shareholder set forth in Section 2 of this Agreement are true and correct with the same force and effect as if expressly made at and as of the Closing Date and the Selling Shareholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied at or prior to the Closing Date.

      (h) You must have received from KPMG Peat Marwick LLP a letter or letters, addressed to the Underwriters and dated the Closing Date and any later date on which Option Shares are purchased, confirming that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder and, based upon the procedures described in their letter, referred to below, delivered to you concurrently with the execution of this Agreement (the "Original Letter"), but carried out to a date not more than five business days prior to the Closing Date or such later date on which Option Shares are purchased, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. Such letters shall not disclose any change, or any development involving a prospective change, in or affecting the business, properties or condition (financial or otherwise), results of operations or prospects of the Company which, in your sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Shares or the purchase of the Option Shares as contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent

Preliminary Prospectus). In addition, you shall have received from KPMG Peat Marwick LLP, on or prior to the Closing Date, a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of December 31, 1997 or in delivering their Original Letter, did not disclose any weaknesses in internal controls that they considered to be a material weaknesses.

      (i) Prior to the Closing Date, the Shares must have been designated national market system securities, duly authorized for quotation on the Nasdaq National Market upon official notice of issuance.

      (j) On or prior to the Closing Date, you must have received from all Material Holders executed agreements covering the matters described in
Section 1(t) of this Agreement.

      (k) On or prior to the Closing Date, the Company must have entered into the Warrant Agreement, substantially in the form filed as Exhibit 4.1 to the Registration Statement; and on the Closing Date, concurrently with the purchase and sale of the Firm Shares, the Company must have issued, sold and delivered the Warrants to the Representatives.

      (l) The Company and each Selling Shareholder must have furnished to you such further certificates and documents as you reasonably request (including certificates of officers of the Company), as to the accuracy of the representations and warranties of the Company or either Selling Shareholder set forth in this Agreement, the performance by the Company or either Selling Shareholder of their respective obligations under this Agreement and the other conditions concurrent and precedent to the obligations of the Underwriters under this Agreement.

      All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to the Representatives. The Company and each Selling Shareholder must furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you reasonably request.

      If any of the conditions specified in this Section 7 have not been fulfilled in all material respects when and as provided in this Agreement, time being of the essence, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement are not in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date or (with respect to the Option Shares) prior to the date upon which the Option Shares are to be purchased, as the case may be. Notice of such cancellation must be given to the Company and the Selling Shareholders in writing or by telephone, telecopy or telegraph confirmed in writing. Any such termination shall be without liability of the Company or the Selling Shareholders to the Underwriters (except as provided in Section 6 or Section 9 of this Agreement) and without liability of the Underwriters to the Company or the Selling Shareholders (except to the extent provided in Section 9 of this Agreement).

      8. CONDITIONS OF THE OBLIGATION OF THE COMPANY. The obligations of the Company and the Selling Shareholders to sell and deliver the Shares required to be delivered as and when specified in this Agreement are subject to the condition that, at the Closing Date or (with respect to the Option Shares) the date upon which the Option Shares are to be purchased, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings therefor are pending or threatened by the Commission.

      9.  INDEMNIFICATION AND CONTRIBUTION.

      (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, specifically including but not limited to losses, claims, damages or liabilities (or actions in respect thereof) related to negligence on the part of any Underwriter, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements and costs/charges of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, covenant or agreement of the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form originally filed or in any amendment thereto (including in the Prospectus) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company has filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exemption from such qualification or registration or filed with the Commission or any securities association, the Nasdaq National Market or any securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that (1) the indemnity agreements of the Company contained in this Section 9(a) will not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this Section 9(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if the Company can demonstrate that at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) (excluding the documents incorporated therein by reference, if any) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with Section 4 of this Agreement. The indemnity agreements of the Company contained in this Section 9(a) and the representations and warranties of the Company contained in Section 1 of this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and will survive the delivery of and payment for the Shares. This indemnity agreement is in addition to any liabilities which the Company may otherwise have.

      (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls such Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statute, law or regulation, at common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements and costs/charges of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon
(i) any breach of any representation, warranty, covenant or agreement of the indemnifying Selling Shareholder in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including in the Prospectus) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company has filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case under clauses (ii) and (iii) above, as the case may be, only if such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such indemnifying Selling Shareholder specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Selling Shareholder contained in this Section 9(b) will remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and will survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which each Selling Shareholder may otherwise have.

      (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each Selling Shareholder, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statute, law or regulation or at common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements and costs/charges of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, covenant or agreement of the indemnifying Underwriter in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company has filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case under clauses (ii) and (iii) above, as the case may be, only if such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such indemnifying Underwriter through the Representatives specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. The Company and the Selling Shareholders acknowledge and agree that the matters described in Section 3(i) of this Agreement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The indemnity agreement of each Underwriter contained in this Section 9(c) will remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and will survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

      (d) Each person or entity indemnified under the provisions of Sections 9(a), 9(b) and 9(c) above agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such Sections, it will, if a claim in respect thereunder is to be made against the indemnifying party or parties under this Section 9, promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in Sections 9(a), 9(b) or 9(c) above will be available to any person who fails to so give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related, but only to the extent such party was materially prejudiced by the failure to receive the Notice, and the omission so to notify such indemnifying party or parties will not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of Sections 9(a), 9(b) and 9(c). Any indemnifying party will be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party will be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event the defense will be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; PROVIDED, HOWEVER, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses or rights available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then separate counsel for and selected by the indemnified party or parties shall be entitled to conduct the defense of the indemnified parties at the expense of the indemnifying parties and (ii) PROVIDED, FURTHER, that the indemnifying party will not be liable for the fees and expenses of more than one separate counsel, reasonably approved by the indemnifying party, for all of the indemnified parties, plus, if applicable, local counsel in each jurisdiction. In addition, in any event, the indemnified party or parties shall be entitled to have counsel selected by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and, unless separate counsel is to be chosen by the indemnified party or parties as provided above, the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under Sections 9(a) through 9(d) for any legal expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear and pay the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the PROVIDED, HOWEVER the preceding sentence and (B) the indemnifying party or parties will bear and pay such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties will be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

      (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 9 but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 9(a), 9(b) or 9(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters will be deemed to be in the same respective proportions as the total proceeds from the offering of the Shares, net of the underwriting discounts, received by the Company and the Selling Shareholders and the total underwriting discount retained by the Underwriters bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a party and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

      The parties agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were to be determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the considerations referred to in the first paragraph of this Section 9(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this Section 9(e) will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 9(e). Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by that Underwriter. For purposes of this Section 9(e), each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Securities Act, each officer of the Company who signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding and immediately following sentences. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute in this
Section 9(e) are several in proportion to their respective underwriting obligations and not joint.

      Each party or other entity entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 9(d) above).

      (f) Neither the Company nor any Selling Shareholder may, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

      (f) No Underwriter may, without the consent of the Company or indemnified Selling Shareholder, as the case may be, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Company or such Selling Shareholder is a party to such claim, action, suit or proceeding), which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of the Company, each of its officers who signed the Registration Statement, each of its directors and each person who controls the Company within the meaning of Section 15 of the Securities Act, or such Selling Shareholder, from all liability arising out of such claim, action, suit or proceeding.

      (g) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of Sections 6(a)(iii), 6(b) and 6(c) and this
Section 9 of this Agreement and that they are fully informed regarding all such provisions. They further acknowledge that the provisions of Sections 6(a)(iii), 6(b) and 6(c) and this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, each Preliminary Prospectus and the Prospectus as required by the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of Sections 6(a)(iii), 6(b) and 6(c) and this Section 9 and, to the extent permitted by law, the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under

Sections 6(a)(iii), 6(b) or 6(c) or this Section 9 and further agree not to attempt to assert any such defense.

      10. SUBSTITUTION OF UNDERWRITERS. If for any reason one or more of the Underwriters fails or refuses (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or Section 11 of this Agreement) to purchase and pay for the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to the Representatives and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by the Representatives of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon among the Representatives and such purchasing Underwriter or Underwriters and upon the terms set forth herein, all or any part of the Firm Shares that such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail to make such arrangements with respect to all such Shares, the number of Firm Shares that each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a PRO RATA basis to absorb the remaining Shares that the defaulting Underwriter or Underwriters agreed to purchase; PROVIDED, HOWEVER, that the non-defaulting Underwriters shall not be obligated to purchase the Shares that the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Firm Shares that all Underwriters agreed to purchase under this Agreement. If the total number of Firm Shares that the defaulting Underwriter or Underwriters agreed to purchase will not be purchased or absorbed in accordance with the two preceding sentences, the Company and the Selling Shareholders will have the right, within 24 hours next succeeding the first 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such Shares on the terms set forth in this Agreement. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 3(e) of this Agreement for not more than seven business days after the date originally fixed as the Closing Date pursuant to Section 3(e) in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

      If neither the non-defaulting Underwriters nor the Company makes arrangements within the time periods provided in the first three sentences of the first paragraph of this Section 10 for the purchase of all the Firm Shares that the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement will be terminated without further act or deed and without any liability on the part of the Company or the Selling Shareholders to any non-defaulting Underwriter (except as provided in Section 6 or Section 9 of this Agreement) and without any liability on the part of any non-defaulting Underwriter to the Company (except to the extent provided in Section 9 of this Agreement). Nothing in this Section 10, and no action taken hereunder, shall relieve any defaulting Underwriter from liability, if any, to the Company or any non-defaulting Underwriter for damages occasioned by its default under this Agreement. The term "Underwriter" in this Agreement shall include any persons substituted for an Underwriter under this
Section 10.

      11.  EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

      (a) If the Registration Statement has not been declared effective prior to the date of this Agreement, this Agreement will become effective at such time, after notification of the effectiveness of the Registration Statement has been released by the Commission, as you, the Company and the Selling Shareholders will agree upon the public offering price and the purchase price of the Shares. If the public offering price and the purchase price of the Shares has not been determined prior to 5:00 p.m., New York time, on the fifth full business day after the Registration Statement has become effective, this Agreement shall thereupon terminate without liability on the part of the Company or the Selling Shareholders to the Underwriters (except as provided in Section 6 or Section 9 of this Agreement) or the Underwriters to the Company or the Selling Shareholders (except as set forth in Section 9 of this Agreement). By giving notice before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, may prevent this Agreement from becoming effective without liability of any party to the other party, except that the Company and the Selling Shareholders shall remain obligated to pay costs and expenses to the extent provided in Section 6 and Section 9 of this Agreement. If the Registration Statement has been declared effective prior to the date of this Agreement, this Agreement will become effective upon execution and delivery by you, the Company and the Selling Shareholders.

      (b) This Agreement may be terminated by you in your absolute discretion by giving written notice to the Company and the Selling Shareholders at any time on or prior to the Closing Date or, with respect to the purchase of the Option Shares, on or prior to any later date on which the Option Shares are to be purchased, as the case may be, if prior to such time any of the following has occurred or, in your opinion, is likely to occur:
(i) after the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in or affecting particularly the business, properties, condition (financial or otherwise), results of operations or prospects of the Company, whether or not arising in the ordinary course of business, occurs which would, in your sole judgment, make the offering or the delivery of the Shares impracticable or inadvisable;
(ii) if there has been the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, or any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, calamity, crisis or change in economic or political conditions on the financial markets of the United States would, in your sole judgment, make the offering or delivery of the Shares impracticable or inadvisable; (iii) if there has been a suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system; (iv) if there has been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in your sole judgment materially and adversely affects or may materially and adversely affect the business, properties, condition (financial or other otherwise), results of operations or prospects of the Company; (v) if there has been the declaration of a banking moratorium by federal, New York or California state authorities; (vi) if there shall have been the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your sole judgment has a material adverse effect on the securities markets in the United States; or (vii) existing international monetary conditions shall have undergone a material change which, in your sole judgment, makes the offering or delivery of the Shares impracticable or inadvisable. If this Agreement is terminated pursuant to this Section 11, there will be no liability of the Company or the Selling Shareholders to the Underwriters (except pursuant to Section 6 and Section 9 of this Agreement) and no liability of the Underwriters to the Company or the Selling Shareholders (except to the extent provided in Section 9 of this Agreement).

      12. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed, telecopied or telegraphed or delivered to Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 94111, Attention:
Syndicate Manager (telecopier: (415) 954-8335); and if to the Company or either Selling Shareholder, shall be mailed, telecopied or delivered to the Company or to the Selling Shareholders c/o the Company at its office at 7522 South Maie Ave., Los Angeles, California 90001 (telecopier: (213) 589-2900)
Attention: President. All notices given by telecopy or telegraph shall be promptly confirmed by letter.

      13. PERSONS ENTITLED TO THE BENEFIT OF THIS AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Shareholders and the several Underwriters and, with respect to the provisions of Section 6 and
Section 9 of this Agreement, the several parties (in addition to the Company, the Selling Shareholders and the several Underwriters) indemnified under the provisions of Section 6 and Section 9, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or may be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors and assigns" as herein used does not include any purchaser, as such purchaser, of any of the Shares from the several Underwriters.

      14. GENERAL. Notwithstanding any provision of this Agreement to the contrary, the reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties, covenants and agreements in this Agreement will remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof or by or on behalf of the Company or their respective directors or officers or any Selling Shareholder and (c) delivery and payment for the Shares under this Agreement; PROVIDED, HOWEVER, that if this Agreement is terminated prior to the Closing Date, the provisions of Sections 4(f), 4(g), 4(h), 4(i), 4(j) and 4(k) of this Agreement shall be of no further force or effect.

      This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument, and may be delivered by facsimile transmission of signature pages.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS PERTAINING TO CHOICE OR CONFLICT OF LAWS, OF THE STATE OF NEW YORK.

      13. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, the Representatives will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, as representatives of the several Underwriters, will be binding on all the Underwriters.

      If the foregoing correctly sets forth your understanding, please so indicate by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Shareholders and the several Underwriters.

                              Very truly yours,


                              BONDED MOTORS, INC.

                              By:
                                 ---------------------------------------------
                                      Chairman and Chief Executive Officer

                              By:
                                 ---------------------------------------------
                                                  Secretary


                              SELLING SHAREHOLDERS

                              ------------------------------------------------
                                                Aaron Landon


                              ------------------------------------------------
                                                Buddy Mercer

Confirmed as of the date first above mentioned on behalf of themselves and the other several Underwriters named in Schedule II hereto.

VAN KASPER & COMPANY
COMMONWEALTH ASSOCIATES

As Representatives of the Several Underwriters

By:  VAN KASPER & COMPANY

     By:
        --------------------------------------

                                  SCHEDULE I


                             SELLING SHAREHOLDERS


                                                        Number of
          Selling Shareholders                          Firm Shares
          --------------------                          -----------
 Aaron Landon

 Buddy Mercer
                                                        ----------
      Total................................              500,000


                                     SCHEDULE II

                                    UNDERWRITERS


                                                          Number of
                                                          Firm Shares to
Underwriters                                              be Purchased
------------                                              ------------
Van Kasper & Company..................................
Commonwealth Associates...............................

    Total.............................................     2,000,000
                                                           ---------
                                                           ---------


                                     ANNEX A

MATTERS TO BE COVERED IN THE OPINION OF COUNSEL FOR THE COMPANY

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of California;

     (ii) The Company has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus;

     (iii) The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in the United States, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company;

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and, to the best knowledge of such counsel, have not been issued in violation of any preemptive right or other rights to subscribe for or purchase securities or in violation of any applicable federal or state securities laws;

     (v) The Shares will, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, be duly authorized, validly issued, fully paid and nonassessable and, to the best knowledge of such counsel, will not have been issued in violation of any preemptive right or other rights to subscribe for or purchase securities;

     (vi) The Company has corporate power and authority to enter into the Agreement and to issue, sell and deliver to the Underwriters the Shares to be sold by it;

     (vii) The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming its due authorization, execution and delivery by you and the Selling Shareholders, is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as the indemnification and contribution provisions of the Agreement may be limited by public policy concerns and except insofar as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles;

     (viii) The Registration Statement has become effective under the Securities Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

     (ix) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements included therein, as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations;

     (x) The terms and provisions of the capital stock of the Company conform in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the information in the Prospectus under the caption "Description of Capital Stock," to the extent it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct and the forms of certificates evidencing the Common Stock comply with California law;

     (xi) The description in the Registration Statement and the Prospectus of the Articles of Incorporation and bylaws of the Company and of statutes and contracts are accurate in all material respects and fairly present in all material respects the information required to be presented by the Securities Act and the Rules and Regulations;

     (xii) To the best knowledge of such counsel, there are no agreements, contracts, licenses, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein and filed as required;

     (xiii) The performance of the Agreement and the Warrant Agreement and the consummation of the transactions contemplated by each of them will not violate or result in the breach of or a default (including without limitation with the giving of notice, the passage of time or otherwise) of any of the terms and provisions of the Company's Articles of Incorporation or bylaws or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or, without limitation, other agreement or instrument known to such counsel to which the Company is a party or by which any of its properties are bound or (other than performance of the Company's indemnification and contribution obligations under the Agreement, concerning which no opinion need be expressed), any law, ordinance, rule or regulation or, to the best knowledge of such counsel, any order, writ, injunction, judgment or decree of any governmental agency or body or of any court having jurisdiction over the Company or over any of its properties; provided, however, that no opinion need be rendered concerning state securities or Blue Sky laws;

     (xiv) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation of the transactions contemplated by the Agreement or the Warrant Agreement, except such as have been obtained under the Securities Act, are necessary under the Securities Act in connection with the registration of the Warrant Shares or as may be required under state securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters or the registration and sale of the Warrant Shares;

     (xv) To the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company of a character which are required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the applicable Rules and Regulations, other than those described therein;

     (xvi) To the best knowledge of such counsel, the Company is not presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or, without limitation, other agreement or instrument to which the Company is a party or by which any of its properties are bound which is material to the business, properties, condition (financial or otherwise), prospects or results of operations or prospects of the Company;

     (xvii) To the best knowledge of such counsel, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or, except as is provided in the Warrant Agreement, other securities of the Company have unexercised registration rights with respect to any securities of the Company that have not been waived with respect to the Offering being made pursuant to the Registration Statement;

     (xviii) The Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Van Kasper & Company and Commonwealth Associates, is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as the indemnification and contribution provisions of the Warrant Agreement may be limited by public policy concerns and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles;

     (xix) The Warrants have been duly and validly authorized and constitute valid and binding obligations of the Company enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles); the Warrant Shares have been duly and validly authorized for issuance upon exercise of the Warrants against payment therefor as provided in the Warrant Agreement (including, as provided in the Warrant Agreement, by surrender of Warrants) and, when so issued, will be validly issued, fully paid and nonassessable; and to the best knowledge of such counsel, no shareholder has any preemptive rights or other rights to subscribe for or purchase with respect to the Warrants or the Warrant Shares;

      In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, the independent public accountants of the Company, the Representatives and counsel to the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of California on opinions of local counsel (provided that such counsel states that they believe they and the Underwriters are justified in relying thereon) and, as to questions of fact, upon representations or certificates of officers of the Company and government officials, in which case their opinion is explicitly to state that they are so relying thereon and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' counsel.

                                    ANNEX B

MATTERS TO BE COVERED IN THE OPINION OF COUNSEL FOR EACH SELLING SHAREHOLDERS

     (i) The Agreement has been duly executed and delivered by or on behalf of the Selling Shareholders and is the valid and binding agreement of the Selling Shareholders enforceable against the Selling Shareholders in accordance with its terms, except insofar as the indemnification and contribution provisions of the Agreement may be limited by public policy concerns and except insofar as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles;

     (ii) The Selling Shareholders each have full legal right, power and authority to enter into the Agreement and sell, transfer and deliver to the Underwriters the Shares to be sold by him, and upon delivery of the Shares pursuant to this Agreement and payment therefor as contemplated herein and assuming that the Underwriters are bona fide purchasers, the Underwriters will be the owners of the Shares free and clear of any claims, liens, encumbrances or rights of third parties of any type or description;

     (iii) The performance of the Agreement and the consummation of the transactions contemplated herein will not violate or result in the breach of or a default (including without limitation with the giving of notice, the passage of time or otherwise) of any of the terms and provisions of any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or, without limitation, other agreement or instrument known to such counsel to which either Selling Shareholder is a party or by which either Selling Shareholder or any of his properties are bound, or any law, ordinance, rule or regulation or, to the best knowledge of such counsel, any order, writ, injunction, judgment or decree of any governmental agency or body or of any court having jurisdiction over either Selling Shareholder or over any of his properties;

     (iv) No authorization, approval or consent of any governmental authority or agency is necessary or required to be obtained by the Selling Shareholder in connection with the consummation of the transactions contemplated by the Agreement, except such as have been obtained under the Securities Act or as may be required under state securities or Blue Sky laws, in connection with the purchase and the distribution of the Shares by the Underwriters;

CA981180.024